INCOME TAXES (Details 1) - USD ($)	Mar. 31, 2018	Mar. 31, 2017
Equipment	$ 70,350	$ 73,520
Share issue costs	510	1,456
SR&ED pool	690,320	464,746
Other	535,510	629,266
Non-capital losses - Canada	2,515,170	2,067,203
Net operating losses - U.S.	4,331,850	4,534,710
Valuation allowance	(7,017,430)	(5,956,118)
Deferred Tax Liabilities, Net, Total	1,126,280	1,814,783
Intangibles and other	(1,126,280)	(1,814,783)
Deferred Tax Assets, Net	$ 0	$ 0